EXHIBIT 10.17




                              PERFORMANCE GUARANTY


           This PERFORMANCE GUARANTY (this "Performance Guaranty"), dated as of August 15, 2002, made by FOSTER WHEELER LTD., a Bermuda limited company (the "Guarantor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as arranger and administrative agent for the Lenders referred to below (in such capacity, the "Agent"). Capitalized terms not otherwise defined herein that are defined in the Loan Agreement referred to below shall when used herein have the meanings specified in the Loan Agreement.

                             PRELIMINARY STATEMENTS:

           Foster Wheeler Funding LLC, a Delaware limited liability company (the "Borrower"), the lenders that are signatories thereto (each a "Lender" and collectively, the "Lenders") and the Agent are entering into a Loan and Security Agreement, dated as of August 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Borrower may borrow certain revolving loans in an aggregate principal amount not to exceed $40,000,000 in order to finance the purchase of the Subject Accounts pursuant to the Purchase Agreement referred to below.

           Concurrently with the entering into of the Loan Agreement, Foster Wheeler Constructors, Inc., a Delaware corporation ("FW Constructors"), Foster Wheeler Energy Corporation, a Delaware corporation ("FW Energy"), Foster Wheeler Energy Services, Inc., a California corporation ("FW Energy Services"), Foster Wheeler Power Group, Inc., a Delaware corporation ("FW Power"), Foster Wheeler USA Corporation, a Delaware corporation ("FW USA"), Foster Wheeler Zack, Inc., a Delaware corporation ("FW Zack", and together with FW Constructors, FW Energy, FW Energy Services, FW Power and FW USA collectively, the "Originators" and individually, an "Originator"), Foster Wheeler Capital & Finance Corporation, a Delaware corporation ("Foster Wheeler Capital"), as the initial Servicer (in such capacity, the "Servicer"), and the Borrower, are entering into a Purchase, Sale and Contribution Agreement, dated as of August 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which the Originators have and will sell and/or contribute Receivables and Related Rights (as defined in the Purchase Agreement) to the Borrower.

           Concurrently with the entering into of the Loan Agreement and the Purchase Agreement, the Borrower, the Agent and the Servicer are entering into the Servicing Agreement, dated as of August 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"), pursuant to which Foster Wheeler Capital will be engaged as the Servicer of the Receivables and Related Rights.

           NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:


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           SECTION 1. Unconditional Undertaking; Enforcement. (a) The Guarantor
hereby unconditionally and irrevocably undertakes and agrees with the Agent, for the benefit of the Agent and the Lenders, that, in the event that the Servicer or any Originator shall fail in any manner whatsoever to perform or observe any of the terms, covenants, conditions, agreements and undertakings to be performed or observed by Foster Wheeler Capital in its capacity as Servicer or any Originator under the Purchase Agreement or the Servicing Agreement in accordance with the terms thereof (all such terms, covenants, conditions, agreements and undertakings on the part of the Servicer or any Originator to be performed or observed being collectively called the "Guaranteed Obligations"), when the same shall be required to be performed or observed under such agreement, then the Guarantor shall guarantee and ensure that the Servicer, the Originators, or the Guarantor or some other Person duly and punctually performs and observes each Guaranteed Obligation. It shall not be a condition to the accrual of the obligation of the Guarantor hereunder to guarantee and ensure the performance or observance of any of the Guaranteed Obligations that the Agent shall have first made any request of or demand upon or given any notice to the Guarantor or any other Person or have instituted any action or proceeding against the Guarantor or any other Person in respect thereof.

           (b) The Agent may proceed to enforce the obligations of the Servicer or any Originator, as the case may be, under this Section 1 after their failure to perform such obligations in accordance with the terms of the Purchase Agreement or Servicing Agreement without first pursuing or exhausting any right or remedy which the Agent may have against the Servicer, any Originator or any other Person or with respect to the Receivables or the Related Security (each as defined in the Purchase Agreement), as the case may be.

           SECTION 2. Obligation Absolute. The Guarantor undertakes and agrees with and for the benefit of the Agent to ensure the performance of all Guaranteed Obligations strictly in accordance with the terms of the Purchase Agreement and the Servicing Agreement. The obligations of the Guarantor under this Performance Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Performance Guaranty, irrespective of whether any action is brought against the Servicer or any Originator or whether the Servicer or any or all of the Originators is joined in any such action or actions. The obligations of the Guarantor under this Performance Guaranty shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Purchase Agreement or the Servicing Agreement (other than as a result of any lack of validity or enforceability against the Agent);

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Purchase Agreement or the Servicing Agreement;

                  (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;



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                  (iv) any manner of application of collateral, or proceeds
         thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the Servicer or any Originator;

                  (v) any change, restructuring or termination of the corporate structure or existence of the Servicer or any Originator;

                  (vi) the insolvency, bankruptcy or reorganization of the Servicer or any Originator, or any stay or discharge of any of the Guaranteed Obligations in connection therewith; or

                  (vii) any other circumstance which might otherwise constitute a defense (except for a valid defense of the Servicer or any Originator, as the case may be, not arising as a result of the Servicer's or any Originator's breach of its obligations under the Purchase Agreement or the Servicing Agreement, as applicable) available to, or a discharge of the Servicer or any Originator.

This Performance Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Servicer or any Originator or otherwise, all as though such payment had not been made.

           SECTION 3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty and any requirement that the Agent protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Servicer, any Originator or any other Person or any collateral.

           SECTION 4. Subrogation. The Guarantor will not exercise any rights that it may acquire by reason of any payment or performance hereunder, whether by way of subrogation, reimbursement or otherwise until all Guaranteed Obligations have been discharged.

           SECTION 5. Consent to Jurisdiction; Waiver of Immunities.

                  (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PERFORMANCE GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS PERFORMANCE GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS FOSTER WHEELER, INC., PERRYVILLE CORPORATE PARK, CLINTON, NEW JERSEY 08809-4000, ATTENTION: VICE PRESIDENT AND GENERAL COUNSEL (THE "PROCESS AGENT"), AS ITS AGENT TO RECEIVE ON BEHALF OF THE GUARANTOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING (BY CERTIFIED



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OR REGISTERED MAIL, POSTAGE PREPAID AND RETURN RECEIPT REQUESTED) OR DELIVERING
A COPY OF SUCH PROCESS TO THE GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE GUARANTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED IN SECTION 10 HEREOF. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

                  (b) NOTHING IN THIS SECTION 5 SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS, INCLUDING, WITHOUT LIMITATION, THE COURTS OF BERMUDA.

                  (c) THE GUARANTOR IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PERFORMANCE GUARANTY OR ANY DOCUMENT RELATED HERETO. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

                  SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (a) The Guarantor is a limited company duly organized and in existence under the laws of Bermuda.

                  (b) The execution, delivery and performance by the Guarantor of this Performance Guaranty are within the Guarantor's company powers and have been duly authorized by all necessary company action and do not contravene (i) the Guarantor's organizational documents or (ii) any law or contractual restriction binding on or affecting the Guarantor.



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                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Performance Guaranty or any other document or instrument to be delivered in connection herewith.

                  (d) This Performance Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

                  (e) Except as set forth in the most recent Form 10-Q quarterly reports and Form 10-K annual report of the Guarantor or FW LLC and in Schedule
5.6 to the Loan Agreement, to the Guarantor's knowledge, there are no pending or threatened actions, suits or proceedings affecting the Guarantor or any of its Subsidiaries before any court, governmental agency or arbitrator, which, if decided adversely to the Guarantor or any of its Subsidiaries, could reasonably be expected to materially adversely affect the ability of the Guarantor to perform its obligations under this Performance Guaranty, or which purports to affect the legality, validity or enforceability of this Performance Guaranty.

                  (f) There are no conditions precedent to the effectiveness of this Performance Guaranty.

                  SECTION 7. Covenants. The Guarantor agrees that, until the Purchase and Sale Termination Date (as defined in the Purchase Agreement), the Guarantor will, unless the Agent shall otherwise consent in writing:

                  (a) Preserve and maintain its company existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the ability of the Guarantor to perform its obligations hereunder.

                  (b) Deliver to the Agent, with a copy to each Lender:

                  (i) as soon as available, but in any event within 90 days after the end of each of the Guarantor's fiscal years, consolidated financial statements of the Guarantor and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to the Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),

                  (ii) as soon as available, but in any event within 45 days after the end of each fiscal quarter during each of the Guarantor's fiscal years:



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                  (A) a company prepared consolidated balance sheet,
consolidated income statement and consolidated statement of cash flow of the Guarantor and its Subsidiaries for each such fiscal quarter, and

                  (B) a certificate signed by the chief financial officer of the Guarantor, to the effect that the financial statements delivered under clause
(A) above have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects, the financial condition of the Guarantor and its Subsidiaries on a consolidated basis, and

                  (iii) as soon as available, but in any event within 10 days after the end of each month during each of the Guarantor's fiscal years, a statement of the cash position of the Guarantor and its Subsidiaries (both domestic and foreign) as of the end of the preceding month.

                  SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Performance Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 9. Expenses. The Guarantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including reasonable attorneys' fees and expenses, which they may incur in connection with the exercise or enforcement of any of their respective rights or interests hereunder.

                  SECTION 10. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile) and mailed, telecopied, telegraphed, telexed, cabled or delivered to it, if to the Guarantor, at its address at Perryville Corporate Park, Clinton, New Jersey 08809-4000, Attention: Treasurer (facsimile (908) 713-2953), with a copy to Foster Wheeler Capital & Finance Corporation, Perryville Corporate Park, Clinton, New Jersey 08809-4000, and if to the Agent, at its address designated in the Loan Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed or faxed, be effective when deposited in the mails or faxed, respectively.

                  SECTION 11. No Waiver; Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 12. Continuing Agreement. This Performance Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment in full of the Guaranteed Obligations and all other amounts payable under this Performance Guaranty and (y) one year and a day after the Purchase and Sale Termination Date, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent, the Lenders and their respective successors, transferees and assigns;


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it being understood that this Performance Guaranty is not a guaranty of the obligations of any Servicer that replaces Foster Wheeler Capital in such capacity.

                  SECTION 13. GOVERNING LAW. THIS PERFORMANCE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

                  SECTION 14. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY OR THE ACTIONS OF THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  SECTION 15. Currency; Judgment. This is an international financial transaction in which the specification of a currency and payment to the Agent's Account in New York City is of the essence. Unrestricted and transferable lawful money of the United States of America ("Dollars") shall be the currency of account in the case of all payments pursuant to or arising under this Performance Guaranty, and all such payments shall be made to the Agent's Account in New York City in immediately available funds. The obligations of the Guarantor to the Agent under this Performance Guaranty shall not be discharged by any amount paid in any other currency or in a place other than by deposit into the Agent's Account in New York City to the extent that the amount so paid after conversion under this Performance Guaranty and transfer to New York City does not yield the amount of Dollars in New York City due under this Performance Guaranty. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency (the "Other Currency"), the rate of exchange used shall be that at which the Agent could, in accordance with normal banking procedures, purchase Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of the Guarantor in respect of any such sum due from it to the Agent or the Lenders hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Agent receives any sum adjudged to be so due in the Other Currency, the Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less than the sum originally due to the Agent in Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent and the Lenders against such loss, and if the Dollars so purchased exceed the sum originally due to the Agent in Dollars, the Agent agrees to remit to the Guarantor such excess.




                  IN WITNESS WHEREOF, the Guarantor has caused this Performance Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   FOSTER WHEELER LTD.


                                   By:
                                           Name:
                                           Title:


Accepted as of the
date hereof:

FOOTHILL CAPITAL CORPORATION, as Agent


By:
        Name:
        Title:



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